Exhibit 99.1

authID Reports Financial and Operating Results for the Second Quarter Ended June 30, 2023

Management to Host Conference Call Today at 5:30 p.m. EDT

DENVER, Aug. 10, 2023 (GLOBE NEWSWIRE) -- authID® [Nasdaq: AUID] a leading provider of secure identity verification and authentication solutions today reported financial and operating results for the second quarter and six months ended June 30, 2023.

“In the second quarter, the authID team executed a successful fund raise, debt capitalization, and cost-savings plan that helped improve our balance sheet, allowing us to focus on our mission to eliminate authentication fraud and deliver 100% Zero Trust Identity Protection,” said CEO Rhon Daguro.

“We also secured new contracts with several customers including ABM, a Fortune 500 company with over 100,000 employees. These customer wins validate strong market demand and fit for our identity verification and authentication products and represent the highest total gross BARR in sales that authID has achieved in a single quarter to date,” continued Daguro. “The authID team continues to be laser focused on achieving strong market momentum by delivering the faster, frictionless, and accurate user identity solutions on which highly secure enterprises and digital commerce will be built.”

Financial Results for the Second Quarter Ended June 30, 2023

The following highlights comprise results from continuing operations.

●	Total revenue for the three months ended June 30, 2023 was $0.04 million, compared with total revenue of $0.07 million for the three months ended June 30, 2022. For the six months ended June 30, 2023, total revenue was $0.07 million, compared with total revenue for the six months ended June 30, 2022 of $0.2 million. The reduction was primarily attributed to revenue from a legacy authentication product that was discontinued in April 2022.

●	Operating expenses for the three months ended June 30, 2023 declined to $2.8 million, compared with $6.0 million for the comparable period in 2022. For the six-month period in 2023, operating expenses declined to $7.2 million, compared with $11.2 million for the same period last year. The reduced expenditure reflects the Company’s cost-saving measures resulting in lower headcount costs and lower third-party vendor costs.

●	Loss for the three months ended June 30, 2023 was $10.9 million, of which non-cash charges were $9.2 million, compared with a loss of $6.4 million of which non-cash charges were $3.3 million, for the comparable period in 2022. For the six-month period in 2023, Loss was $16.1 million, of which non-cash and one-time severance charges were $12.2 million, compared with a loss of $11.5 million of which non-cash and one-time severance charges were $5.6 million, for the same period last year.

●	Net loss per share for the three months ended June 30, 2023 was $2.15, compared with $2.06 for the three months ended June 30, 2022. For the six months ended June 30, 2023, net loss per share was $3.91, compared with $3.80 for the same period last year.

●	Adjusted EBITDA loss improved to $1.7 million for the quarter ended June 30, 2023, compared with an Adjusted EBITDA loss of $3.0 million for the quarter ended June 30, 2022. For the six months ended June 30, 2023, Adjusted EBITDA loss was $3.9 million, compared with an Adjusted EBITDA loss of $5.9 million, for the same period last year, primarily due to cost savings from the restructuring plan executed in the first quarter of 2023.

●	In May, the Company secured $8.2 million dollars in financing before expenses that included the offset of principal and accrued interest and cancellation of a $0.9 million dollar note entered into with Stephen Garchik in March 2023. The Company also improved its balance sheet and reduced cash requirements by capitalizing convertible debt totaling approximately $8.9 million dollars and exchanging it for shares of common stock.

●	Subsequent to the period, in July the Company completed a complete a 1-for-8 reverse stock split of its common stock. The impact of this change in capital structure has been retroactively applied to all periods presented herein.

●	The financing, debt restructure, and reverse stock split enabled the Company to regain compliance with Nasdaq listing rules.

Please refer to Table 1 for reconciliation of net loss to Adjusted EBITDA (a non-GAAP measure).

Operational Highlights for the Second Quarter of 2023

●	Signed an agreement with ABM, one of the world’s largest providers of facility services and solutions, with over 100,000 employees, to deploy authID’s identity authentication solutions to optimize facilities’ operations and secure employee access across shared devices. authID’s strong biometric authentication services will allow ABM to deploy next-generation security, while delivering a cost-effective and intuitive user authentication experience to critical workforce applications.

●	Continued to onboard new FinServ customers with the deployment of our biometric identity and document verification services to streamline customer onboarding and weed out imposters for a U.S. financial institution.

●	Signed an agreement with an international recruitment platform who need our services to verify identity of new hires and automate document collection, in order to deliver trusted candidates to their corporate customers.

●	Through US channel partners, added several enterprise customers to reduce identity fraud in digital customer onboarding.

●	In July, appointed Greg Manship, Dale Daguro, and Jeff Scheidel as Vice Presidents of Sales who will bring their deep understanding of the identity market and impressive track records of developing high-performing sales teams to capitalize on the strong demand for secure and reliable biometric authentication solutions.

●	On August 3rd, announced the appointment of Ed Sellitto as CFO. Sellitto will succeed Annie Pham effective August 15, 2023. Ed brings over fifteen years of experience in revenue optimization and financial operations roles supporting high-growth B2B, SaaS organizations to build and optimize their go-to-market operations.

About authID Inc.

At authID (Nasdaq: AUID), We Are Digital Identity®. authID provides secure identity verification and authentication through Verified™, an easy-to-integrate strong authentication platform. Verified combines document-based identity verification with strong FIDO2 passwordless cial biometrics to deliver identity-first cybersecurity for both workforce and consumer applications. Powered by sophisticated biometric and artificial intelligence technologies, authID establishes trusted digital identities, binds an identity to provisioned devices, and eliminates the risks of passwords to deliver the faster, frictionless, and accurate user identity solutions demanded by today’s digital ecosystem. For more information, go to www.authID.ai.

authID Media Contact

Graham N. Arad

General Counsel

InvestorRelations@authid.ai

Forward-Looking Statements

This Press Release includes “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers; successful implementation of the services to be provided under new customer contracts; the Company’s ability to compete effectively; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the war in Ukraine, inflationary pressures, increases in interest rates, and others. See the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2022 filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this release and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.

Non-GAAP Financial Information.

The Company provides certain non-GAAP financial measures in this statement. Please note that certain definitions of these non-GAAP financial measures have changed as compared to the non-GAAP financial measures reported in previous periods. Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, as well as BARR and ARR provide useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors, and other interested parties in the evaluation of comparable companies. BARR and ARR are presented because management believes they provide additional information with respect to the trends in the performance of our fundamental business activities. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management. These non-GAAP key business indicators, which include Adjusted EBITDA, BARR and ARR should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

We define Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense, (2) interest income, (3) income tax expense, (4) depreciation and amortization, (5) stock-based compensation expense and (6) loss on debt extinguishment, conversion expense on exchange of Convertible Notes, and certain other items management believes affect the comparability of operating results. Please see Table 1 below for a reconciliation of Adjusted EBITDA – continuing operations to net loss – continuing operations, the most directly comparable financial measure calculated and presented in accordance with GAAP.

TABLE 1

Reconciliation of Loss from Continuing Operations to Adjusted EBITDA Continuing Operations.

	For the Three Months Ended		For the Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Loss from continuing operations	$(10,900,320)	$(6,366,520)	$(16,120,559)	$(11,466,525)
Addback:
Interest expense, net	282,109	459,262	1,082,182	493,904
Other income	(1,160)	-	(1,160)	(3,240)
Loss on debt extinguishment	380,741	-	380,741	-
Conversion expense	7,476,000	-	7,476,000	-
Severance cost	-	-	811,041	150,000
Depreciation and amortization	76,019	244,448	152,036	460,833
Taxes	3,255	7,316	3,255	8,100
Non-cash recruiting fees	(54,000)	-	438,000	-
Stock compensation	1,055,690	2,632,118	1,895,711	4,499,107
Adjusted EBITDA continuing operations (Non-GAAP)	$(1,681,666)	$(3,023,376)	$(3,882,753)	$(5,857,821)

The company defines Booked Annual Recurring Revenue or BARR, as the amount of annual recurring revenue represented by the estimated amounts of annual recurring revenue we believe will be earned under contracted orders, looking out eighteen months from the date of signing of each customer contract. The net amount of BARR reflects the deduction of the BARR of contracts previously included in reported BARR, which were subject to attrition during the quarter. The gross amount of BARR from contracts signed in the second quarter of 2023 was $239,000 and the net amount of BARR was $221,000 (after attrition), compared to $32,000 signed in the second quarter of 2022.

The company defines Annual Recurring Revenue or ARR, as the amount of recurring revenue derived from sales of our Verified products during the last three months of the relevant period (in this case the three months ended June 2023) as determined in accordance with GAAP, multiplied by 4. The amount of ARR as of June 30, 2023 is approximately $144,000, compared to approximately $118,000 as of June 30, 2022.

BARR may be distinguished from ARR, as BARR does not take into account the time to implement any contract for Verified, nor for any ramp in adoption, or seasonality of usage of the Verified products. BARR and ARR have limitations as analytical tools, and you should not consider them in isolation from, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

●	BARR & ARR should not be considered as predictors of future revenues but only as indicators of the direction in which revenues may be trending. Actual revenue results in the future as determined in accordance with GAAP may be significantly different to the amounts indicated as BARR or ARR at any time.

●	BARR and ARR are to be considered “forward looking statements” and subject to the same risks, as other such statements (see note on “Forward Looking Statements” above).

●	BARR & ARR only include revenues from sale of our Verified products and not other revenues.

●	BARR & ARR do not include amounts we consider as non-recurring revenues (for example one-off implementation fees).

authID INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Verified software license	$36,122	$51,409	$71,900	$86,902
Legacy authentication services	1,020	15,000	3,098	144,559
Total revenues, net	37,142	66,409	74,998	231,461

Operating Expenses:
General and administrative	1,924,203	4,026,382	5,200,394	7,669,366
Research and development	796,295	1,695,521	1,902,109	3,069,023
Depreciation and amortization	76,019	244,448	152,036	460,833
Total operating expenses	2,796,517	5,966,351	7,254,539	11,199,222

Loss from continuing operations	(2,759,375)	(5,899,942)	(7,179,541)	(10,967,761)

Other Expense:
Other income	1,160	-	1,160	3,240
Interest expense, net	(282,109)	(459,262)	(1,082,182)	(493,904)
Loss on debt extinguishment	(380,741)	-	(380,741)	-
Conversion expense	(7,476,000)	-	(7,476,000)	-
Other expense, net	(8,137,690)	(459,262)	(8,937,763)	(490,664)
Loss from continuing operations before income taxes	(10,897,065)	(6,359,204)	(16,117,304)	(11,458,425)
Income tax expense	(3,255)	(7,316)	(3,255)	(8,100)
Loss from continuing operations	(10,900,320)	(6,366,520)	(16,120,559)	(11,466,525)
Gain (loss) from discontinued operations	5,694	(206,307)	3,439	(407,030)
Gain on sale of discontinued operations	216,069	-	216,069	-
Total gain (loss) from discontinued operations	221,763	(206,307)	219,508	(407,030)
Net loss	$(10,678,557)	$(6,572,827)	$(15,901,051)	$(11,873,555)

Net Income (Loss) Per Share – Basic and Diluted
Continuing operations	$(2.15)	$(2.06)	$(3.91)	$(3.80)
Discontinued operations	$0.04	$(0.07)	$0.05	$(0.14)
Weighted Average Shares Outstanding – Basic and Diluted:	5,065,556	3,084,226	4,120,849	3,014,854

authID INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current Assets:
Cash	$5,981,774	$3,237,106
Accounts receivable, net	42,125	261,809
Other current assets	772,943	729,342
Current assets held for sale	-	118,459
Total current assets	6,796,842	4,346,716

Other Assets	-	250,383
Intangible Assets, net	414,223	566,259
Goodwill	4,183,232	4,183,232
Non-current assets held for sale	-	27,595
Total assets	$11,394,297	$9,374,185

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$1,230,707	$1,154,072
Deferred revenue	59,107	81,318
Current liabilities held for sale	-	13,759
Total current liabilities	1,289,814	1,249,149
Non-current Liabilities:
Convertible debt	216,194	7,841,500
Accrued severance liability	325,000	-
Total liabilities	1,831,008	9,090,649

Commitments and Contingencies (Note 10)

Stockholders’ Equity :

Common stock, $0.0001 par value, 250,000,000 shares authorized; 7,874,962 and 3,179,789 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	786	318
Additional paid in capital	165,593,921	140,257,448
Accumulated deficit	(156,031,210)	(140,130,159)
Accumulated comprehensive (loss) income	(208)	155,929
Total stockholders’ equity	9,563,289	283,536
Total liabilities and stockholders’ equity	$11,394,297	$9,374,185